UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2020

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-14962	04-3477276
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington,	MA		01803-4238
(Address of principal executive offices and Zip Code)			(Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
As previously disclosed, CIRCOR International, Inc. (the “Company”) is party to a secured credit agreement (the “Credit Agreement”), dated as of December 11, 2017 by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as term loan administrative agent and collateral agent, SunTrust Bank, as revolver administrative agent, swing line lender and a letter of credit issuer, Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., as joint lead arrangers and joint-bookrunners, and Citizens Bank, N.A. and HSBC Securities (USA) Inc. as co-managers. A copy of the Credit Agreement was filed as an exhibit to the Company's Form 8-K, filed with the SEC on December 12, 2017.
On March 20, 2020, the Company elected to draw down $80 million. The Company took this action as a precautionary measure in order to increase the Company’s cash position and help maintain financial flexibility in light of the current uncertainty resulting from the COVID-19 virus (the “CIRCOR Draw”). The proceeds from the CIRCOR Draw will be available to be used for working capital, general corporate or other purposes.

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 18, 2020 the Company received a notice from The New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual, because the Company did not timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (“Form 10-K”) with the Securities and Exchange Commission (the “SEC”) on or prior to the due date thereof or by the extended filing due date provided by Rule 12b-25. The NYSE informed the Company that, under the NYSE’s rules, the Company has six months from March 17, 2020 to file its Form 10-K with the SEC. The Company can regain compliance with the NYSE continued listing requirements at any time before that date by filing the Form 10-K with the SEC.
The Company is conducting an independent investigation, under the oversight of its Audit Committee, into certain accounting and financial reporting matters relating to discontinued operations. Until such time as the Company completes its financial reporting process and independent investigation, its independent registered accounting firm cannot complete its audit of the Company’s financial statements and internal control over financial reporting as of December 31, 2019.
The Company continues to work diligently to complete the Form 10-K. The Company intends to file its Form 10-K and report its financial results for the fourth quarter and fiscal year ended December 31, 2019 as soon as practicable.
On March 23, 2020, the Company issued a press release disclosing the Company’s receipt of the NYSE notification letter.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chadi Chahine stepped down from his former role as the Company’s Senior Vice President and Chief Financial Officer on March 17, 2020. Effective March 18, 2020, and as previously disclosed, Gregory C. Bowen, the Company’s Senior Vice President and Corporate Controller and principal accounting officer, assumed the duties of interim principal financial officer. Mr. Bowen will continue in that role until the start date of Abhishek Khandelwal, who, on March 9, 2020, was appointed as Chief Financial Officer of the Company. Mr. Khandelwal’s start date is now expected to be March 30, 2020, rather than April 6, 2020 as previously disclosed.

Cautionary Note Regarding Forward-Looking Statements

The Company may from time to time, including in this Form 8-K, make certain statements that are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (the “Act”). The words “may,” “hope,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements. We believe that it is important to communicate our future expectations to our stockholders, and we, therefore, make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control and our actual results may differ materially from the expectations we describe in our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, adjustments identified by the Company or its auditors in the course of completing the year-end audit, unplanned consequences of the COVID-19 pandemic, including any restrictions imposed by government, changes in the price of and demand for oil and gas in both domestic and international markets, our ability to successfully integrate acquired businesses, as contemplated, our ability to successfully implement our divestiture, restructuring or simplification strategies, the possibility that expected benefits related to the Fluid Handling acquisition may not materialize as expected, any adverse changes in governmental policies, variability of raw material and component pricing, changes in our suppliers’ performance, fluctuations in foreign currency exchange rates, changes in tariffs or other taxes related to doing business internationally, our ability to hire and retain key personnel, our ability to operate our manufacturing facilities at efficient levels including our ability to prevent cost overruns and reduce costs, our ability to generate increased cash by reducing our working capital, our prevention of the accumulation of excess inventory, our ability to successfully implement our restructuring or simplification strategies, fluctuations in interest rates, our ability to successfully defend product liability actions, any actions of stockholders or others in response to the expiration of the recent unsolicited tender offer and the cost and disruption of responding to those actions, as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of health pandemics, natural disasters, terrorist attacks, current Middle Eastern conflicts and related matters. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCOR INTERNATIONAL, INC.
March 23, 2020	/s/ Gregory C. Bowen
Gregory C. Bowen
Senior Vice President and Corporate Controller
(Principal Accounting Officer and interim Principal Financial Officer)